UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2006

Infinium Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50535	65-1048794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1191 Second Avenue, 5th Floor, Seattle, WA 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (206) 393-3000

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - Entry Into a Material Definitive Agreement.

On January 11, 2006, Infinium Labs, Inc. (the “Company”) entered into an Employment Agreement with Greg Koler, its President, Chief Executive Officer and Interim Chief Financial Officer. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the Employment Agreement, the Company will employ Mr. Koler commencing January 11, 2006 and his employment will be at-will. Mr. Koler will be paid an annual base salary of $250,000 (the “Base Salary”). In addition, on a quarterly basis, Mr. Koler will be eligible to earn a bonus of up to 35% of Base Salary based on meeting performance objectives and bonus criteria. In addition, Mr. Koler shall be entitled to receive the pro-rata amount of Base Salary due from November 18, 2005 through the January 10, 2006, as compensation for Mr. Koler’s role as Chief Executive Officer and Interim Chief Financial Officer of the Company beginning on November 18, 2005.

Mr. Koler will be granted an aggregate of 5,000,000 restricted shares of the Company's common stock, in accordance with the following vesting schedule: (i) 1,000,000 shares will be fully vested upon execution of the Employment Agreement, and the Stock Vesting Agreement dated as of January 11, 2006; and (ii) the remaining 4,000,000 shares of common stock shall vest quarterly over two years, 1/8 per quarter, to the extent Mr. Koler is employed with the Company at the pertinent vesting date and that the Company’s shareholders have authorized additional common stock. A copy of the Stock Vesting Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

In addition, on January 11, 2006 the Company entered into a Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement with Mr. Koler. The non-competition and non-solicitation provisions shall remain in effect for two years following termination while the balance of this agreement survives any termination, subject to standard exceptions.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Employment Agreement dated as of January 11, 2006 by and between Infinium Labs, Inc. and Greg Koler.
10.2	Shareholder Vesting Agreement dated as of January 11, 2006 by and between Infinium Labs, Inc. and Greg Koler.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinium Labs, Inc.

Date: January 13, 2006	By:	/s/ Greg Koler
Greg Koler
President and Chief Executive Officer